UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 11, 2021

AppTech Corp.

(Exact name of registrant as specified in its charter)

Wyoming	65-0847995
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

5876 Owens Ave. Suite 100 Carlsbad, California	92008
(Address of principal executive offices)	(Zip Code)

 (760) 707-5959

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	APCX	OTC Pink Open Market

Item 1.01 Entry into a Material Definitive Agreement

On October 02, 2020, AppTech Corp. (“AppTech”) entered into strategic partnership through a series of agreements (“Initial Agreements”) with NEC Payments B.S.C. (c) (“NECP”). NECP offers digital banking and payment technology solutions. Through the deployment of NECP’s technologies, AppTech’s management believes it will extend its product offering to include flexible, scalable, and secure payment acceptance and issuer payment processing that supports the digitization of business and consumer financial services. Further, NECP will assist AppTech in completing the development of its text payment solution and, to do so, AppTech is licensing its patents to NECP enabling them to customize and provide best-in-class software that complements AppTech’s intellectual property.

On February 11, 2021, AppTech and NECP executed amended and restated agreements (“Amended Agreements”) for three of the original four agreements which amend, restate and replace the Initial Agreements in their entirety with the Amended Agreements as of the Effective Date.

The Amended Agreements include:

(a)	an Amended and Restated Subscription License & Services Agreement “Amended SLSA”;
(b)	an Amended and Restated Digital Banking Platform Operating Agreement “Amended Operating Agreement”; and
(c)	an Amended and Restated Subscription License Order Form “Amended Order Form”.

 The Amended and Restated Agreements state, among other things:

(a)	the parties’ intent to amend, restate and replace the Initial Agreements in their entirety with the Amended Agreements as of the Effective Date;
(b)	the parties’ desire that the original Registration Rights Agreement remain in full force and effect;
(c)	redefining certain definitions within the Amended Agreements; and
(d)	inserting a new Section 4(a) – Engagement Fee in the Amended SLSA.

 All terms of this agreement are contingent upon AppTech receiving funding within a specific period of time, as described in the Amended Agreements. Assuming certain contingencies are satisfied, unless terminated by one of the parties, the term of the Agreements are for five (5) years and the Agreements provide renewal terms.

Item 9.01 Financial Statements and Exhibits

(d)    Exhibits

Exhibit No.	Description

10.1	Amended and Restated Subscription License and Service Agreement dated as of February 11, 2021, by and among AppTech Corp. and NEC Payments B.S.C. (c).PURSUANT TO REG S-K ITEM 601, CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED.
10.2

Amended and Restated Digital Banking Platform Operating Agreement dated as of February 11, 2021, by and among AppTech Corp. and NEC Payments B.S.C. (c). PURSUANT TO REG S-K ITEM 601, CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED.

10.3

Amended and Restated Subscription License Order Form dated as of February 11, 2021, by and among AppTech Corp. and NEC Payments B.S.C. (c). PURSUANT TO REG S-K ITEM 601, CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPTECH CORP.

Dated: February 18, 2021	By:	/s/ Luke D’Angelo
	Name:	Luke D’Angelo
	Title:	Interim Chief Executive Officer

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